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         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                                  OHIO SERIES

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 22, 2000

     The undersigned shareholder of Ohio Series ("Ohio Series"), a portfolio of Morgan Stanley Dean Witter Multi-State Municipal Series Trust, does hereby appoint Barry Fink, Ronald E. Robison and Joseph J. McAlinden and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Ohio Series to be held on June 22, 2000, in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York at 10:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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                                                 PLEASE MARK VOTES AS
                                                 IN THE EXAMPLE USING
                                                 BLACK OR BLUE INK   [X]


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW/MSDWT.COM or WWW.PROXYVOTE.COM

                    FOR       AGAINST      ABSTAIN
The Proposal:       [ ]         [ ]          [ ]


Approval of the Agreement and Plan of Reorganization, dated as of January 26, 2000, pursuant to which substantially all of the assets of Ohio Series would be combined with those of Morgan Stanley Dean Witter Tax-Exempt Securities Trust and shareholders of Ohio Series would become shareholders of Morgan Stanley Dean Witter Tax-Exempt Securities Trust receiving Class D shares in Morgan Stanley Dean Witter Tax-Exempt Securities Trust with a value equal to the value of their holdings in Ohio Series.

Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

Please make sure to sign and date this Proxy using black or blue ink.

Date
    --------------------------------------------------------


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                Shareholder sign in the box above

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           Co-Owner (if any) sign in the box above

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            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                                  OHIO SERIES


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                                   IMPORTANT

               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12
    DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

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